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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                         CREDIT SUISSE HIGH INCOME FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The second and third sentences on page 13 of the fund's Prospectus, under the heading "Goal and Strategies," and the similar sentences on page 1 of the fund's SAI are revised to read as follows:

Under normal market conditions, the fund will invest at least 80% of net assets plus any borrowings for investment purposes in fixed-income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by Standard & Poor's Ratings Services Inc. ("S&P")), or, if unrated, are deemed by CSAM to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds."

Dated: October 28, 2002                                            CSHIF-16-1002
                                                                   2002-002